SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 20, 2013
Date of Report (Date of Earliest Event Reported)

RED GIANT ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation	001-34039 (Commission File Number)	98-0471928 (IRS Employer Identification No.)

614 E. Hwy. 50, Suite 235 Clermont, Florida 34711
(Address of principal executive offices)

866.926.6427
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Transactions with Iconic Holdings, LLC (“Iconic”)

As of April 15, 2013, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Iconic providing that at any time during the period beginning upon the effective date of a registration statement for the registration of the resale by Iconic of the restricted shares of our common stock issued under, or issuable upon exercise of any warrants issued under, the Securities Purchase Agreement (the “Registration Statement”) (the “Effective Date”) and ending on the earliest to occur of:

(1)	the date on which Iconic has purchased a total of $5,000,000 worth of our common stock pursuant to the Securities Purchase Agreement; or

(2)	the date of termination of the Securities Purchase Agreement; or

(3)
the date which is 36 months from the Effective Date or 48 months from the Effective Date if 36 months after the Effective Date, we file an amendment to the Registration Statement or a new registration statement is declared effective, (the “Commitment Period);

we may sell shares of our common stock to Iconic Holdings, LLC, for a purchase price of:

(1)	92.5% of the lowest trading price of our common stock during the five consecutive trading days including and immediately following the date of our notice of sale (the “Market Price”); or

(2)	90% of the Market Price if our common stock is eligible for Deposit/Withdrawal at Custodian (“DWAC”); or

(3)	80% of the Market Price if our common stock is under a chill order of the Depository Trust & Clearing Corporation.

We also entered into a Registration Rights Agreement with Iconic as of April 15, 2013 (the “Registration Rights Agreement”) under which we are required, among other things, to file the Registration Statement prior to selling any securities to Iconic under the Securities Purchase Agreement, to keep the Registration Statement effective until the fulfillment of the Commitment Period and to pay all expenses incurred in connection with the registration.

In addition, on April 15, 2013, we issued Iconic a 9.9% Secured Convertible Promissory Note in the amount of $130,000 for which we received $125,000 (the “Note”).  The Note matures on April 15, 2014 and is convertible into our common stock at 60% of the lowest trading price of any day during the ten consecutive trading days prior to the date of conversion.  The shares of common stock into which the Note is convertible are not being registered in the Registration Statement.

The Securities Purchase Agreement, Registration Rights Agreement and Note (“collectively, the “Agreements”) are filed as exhibits to this Report. All descriptions of the Agreements herein are qualified in their entirety by reference to the respective text thereof filed as exhibits hereto, which are incorporated herein by reference.

ITEM 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION

See description of the Note above.

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

See description of the Securities Purchase Agreement, the Note and the Stock Exchange Agreement above.

No securities have been sold under the Securities Purchase Agreement as of the date of this Report.

The Note was issued, and securities under the Securities Purchase Agreement will be issued, if at all, to Iconic pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

Iconic has represented to us that it is an accredited investor and had adequate information about us as well the opportunity to ask questions and receive responses from our management.

ITEM 9.01 - EXHIBITS.

(d) Exhibits

Exhibit
Number	Description

10.1	Securities Purchase Agreement dated April 15, 2013 between Red Giant Entertainment, Inc. and Iconic Holdings, LLC.

10.2	Registration Rights Agreement dated April 15, 2013 between Red Giant Entertainment, Inc. and Iconic Holdings, LLC.

10.3	9.9% Secured Convertible Promissory Note dated April 15, 2013 between Red Giant Entertainment, Inc. and Iconic Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RED GIANT ENTERTAINMENT, INC.
Dated: September 20, 2013

/s/ Benny Powell
By: Benny Powell
Its: Chief Executive Officer